SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 2, 2011

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-6622	53-0261100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6110 Executive Boulevard, Suite 800, Rockville, Maryland 20852

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (301) 984-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 9, 2011, Washington Real Estate Investment Trust (“WRIT”) reported in a Current Report on Form 8-K that it had entered into five separate purchase and sale agreements with AP AG Portfolio, LLC to effectuate the sale of WRIT’s entire industrial portfolio and two office assets encompassing in total approximately 3.1 million square feet. The sales prices under the five agreements aggregate to $350,000,000.

On September 2, 2011, WRIT closed on the first three of the purchase and sale agreements. The sales prices under the three agreements aggregate to $235,760,443. Projected closing dates for the two remaining transactions are October 3, 2011 (one transaction totaling $44,554,233) and November 1, 2011 (one transaction totaling $69,685,324).

The properties, purchase prices and actual/projected closing dates under each of the purchase and sale agreements are as follows:

Purchase and Sale Agreement #1 ($51,674,074; closed on September 2, 2011):

1.	8880 Gorman Road

2.	Dulles South IV

3.	Fullerton Business Center

4.	Hampton Overlook

5.	Alban Business Center

Purchase and Sale Agreement #2 ($51,667,308; closed on September 2, 2011):

1.	Pickett Industrial Park

2.	Northern Virginia Industrial Park I

Purchase and Sale Agreement #3 ($132,419,061; closed on September 2, 2011):

1.	Albemarle Point

2.	270 Technology Park I

3.	270 Technology Park II

4.	The Crescent

5.	Fullerton Industrial Center

6.	Sully Square

7.	9950 Business Parkway

8.	Hampton South Phase I

9.	Hampton South Phase II

10.	8900 Telegraph Road

Purchase and Sale Agreement #4 ($44,554,233; closing expected on or about October 3, 2011):

1.	Northern Virginia Industrial Park II

Purchase and Sale Agreement #5 ($69,685,324; closing expected on or about November 1, 2011):

1.	6100 Columbia Park Road

2.	Dulles Business Park I

3.	Dulles Business Park II

The foregoing description of the purchase and sale agreements does not purport to be complete and is qualified in its entirety by reference to the purchase and sale agreements, copies of which were filed as Exhibits to the Current Report on Form 8-K filed on August 9, 2011. Purchase and Sale Agreements #4 and #5 are subject to closing conditions and other terms and conditions customary for real estate transactions.

ITEM 9.01.	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The following pro forma financial statements reflecting the disposition of the properties included in all five of the purchase and sale agreements listed above, as well as for Dulles Station, Phase I, which was sold on April 5, 2011, are filed as exhibit 99.1 hereto:

1.	WRIT Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2011.

2.	WRIT Unaudited Pro Forma Condensed Consolidated Statements of Income for the years ended December 31, 2010, 2009 and 2008, and the six months ended June 30, 2011.

(d)	Exhibits

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS

99.1	Unaudited pro forma condensed consolidated financial statements of Washington Real Estate Investment Trust.

99.2	Press release issued September 6, 2011 regarding the completion of the first phase of the Industrial Portfolio sale.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST

By:	/s/ Laura M. Franklin
Laura M. Franklin

Executive Vice President Accounting,
Administration and Corporate Secretary

Date: September 9, 2011